  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

--------------------------------------------------------------------------------

                       INVESCO STRATEGIC PORTFOLIOS, INC.

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ______________________________________________________________

     (5) Total fee paid:
         ______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ___________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ___________________________________

     (3)  Filing Party:
          ___________________________________

     (4)  Date Filed:
          ___________________________________

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                             INVESCO STRATEGIC PORTFOLIOS, INC.

[LOGO OF INVESCO STRATEGIC PORTFOLIOS, INC. APPEARS HERE]
                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dear INVESCO Strategic Portfolios Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Energy Portfolio, INVESCO Environmental Services Port-folio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology Port-folio and INVESCO Utilities Portfolio (collectively, the "Portfolios"), the eight series of INVESCO Strategic Portfolios, Inc. (the "Company").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Company and INVESCO Trust Company, the sub-adviser to the Portfolios.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Al-though Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Com-pany, the Board of Directors is asking shareholders to approve the following proposals:

 . All shareholders of the Company will be asked to approve a new invest-ment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agree-ment.

 . Shareholders of each of the Portfolios will be asked to approve a new investment sub-advisory agreement, with the same parties and on terms substantially identical to the existing investment sub-advisory agree-ment.

  In addition, all shareholders are being asked to elect directors of the Com-pany and to ratify the selection of Price Waterhouse LLP as the Company's in-dependent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Compa-ny.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE PORTFOLIOS IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE PORTFOLIOS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Directors believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE PORTFOLIOS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVE-LOPE.

Sincerely,

/s/ Dan J. Hesser

Dan J. Hesser
President

INVESCO Strategic Portfolios, Inc.--
 INVESCO Energy Portfolio
 INVESCO Environmental Services Portfolio
 INVESCO Financial Services Portfolio
 INVESCO Gold Portfolio
 INVESCO Health Sciences Portfolio
 INVESCO Leisure Portfolio
 INVESCO Technology Portfolio
 INVESCO Utilities Portfolio

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                             INVESCO STRATEGIC PORTFOLIOS, INC.

                                                         7800 EAST UNION AVENUE
                                                         DENVER, COLORADO 80237
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 1997

  Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Energy Portfolio, INVESCO Environmental Services Portfolio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology Portfolio and INVESCO Utilities Portfolio (collectively, the "Portfolios") of INVESCO Strategic Portfolios, Inc. (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

 1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consum-mated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

 1.B. To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to each of the Portfolios, to take effect only if the Merger is consummated.

 2. To elect eleven directors of the Company.

 3. To ratify or reject the selection of Price Waterhouse LLP as indepen-dent accountants for the Company for the fiscal year ending October 31, 1997.

 4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  NONE OF THESE PROPOSALS is expected to result in any change in the way the Portfolios are managed, in the advisory or sub-advisory fees or in the serv-ices you receive as a shareholder.

  The board of directors of the Company has fixed the close of business on De-cember 9, 1996, as the record date for the determination of shareholders enti-tled to notice of and to vote at the Meeting or any adjournment(s) thereof.

  A complete list of shareholders of the Portfolios entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Portfolios for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

  You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B. and 3.

  Your vote, then, could be critical in allowing the Company to hold the Meet-ing as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your coopera-tion is appreciated.

                                            By Order of the Board of Directors,

                                            /s/ Glen A. Payne

                                            Glen A. Payne
                                            Secretary

Denver, Colorado
Dated: December 26, 1996

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                             INVESCO STRATEGIC PORTFOLIOS, INC.

                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                            7800 EAST UNION AVENUE
                            DENVER, COLORADO 80237

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Strategic Portfolios, Inc. (the "Company") on behalf of INVESCO Energy Portfolio (the "Energy Portfolio"), INVESCO Environ-mental Services Portfolio (the "Environmental Services Portfolio"), INVESCO Financial Services Portfolio (the "Financial Services Portfolio"), INVESCO Gold Portfolio (the "Gold Portfolio"), INVESCO Health Sciences Portfolio (the "Health Sciences Portfolio"), INVESCO Leisure Portfolio (the "Leisure Portfo-lio"), INVESCO Technology Portfolio (the "Technology Portfolio") and INVESCO Utilities Portfolio (the "Utilities Portfolio"; collectively, the "Portfo-lios"), the eight series of the Company, for use in connection with the spe-cial meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON RE-QUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DEN-VER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider new investment advisory and sub-advisory agreements for the Portfolios. As ex-plained in more detail below, the existing advisory and sub-advisory agree-ments for the Portfolios will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Manage-ment Group Inc. ("AIM") and a direct wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relation-ships for the Portfolios under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions contemplated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

  OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVI-SORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRES-ENT AGREEMENTS.

  Therefore:

 (1) All shareholders of the Company are being asked to approve a new in-vestment advisory agreement (the "Proposed Advisory Agreement") be-tween the Company and its investment adviser, INVESCO Funds Group, Inc. (the "Adviser" or "IFG"), to replace the existing agreement be-tween the Company and the Adviser (the "Current Advisory Agreement"); and

 (2) Shareholders of each of the Portfolios are being asked to approve a new investment sub-advisory agreement (the "Proposed Sub-Advisory Agreement") between IFG and that Portfolio's sub-adviser, INVESCO Trust Company (the "Sub-Adviser" or "ITC"), to replace the existing sub-advisory agreement between IFG and ITC (the "Current Sub-Advisory Agreement").

  Elsewhere in this Proxy Statement the Current Advisory Agreement and the Cur-rent Sub-Advisory Agreement are together referred to as the "Current Agree-ments." Similarly, the Proposed Advisory Agreement and the Proposed Sub-Advi-sory Agreement are together referred to as the "Proposed Agreements."

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

 . The Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement were approved by the Directors, including the Independent Directors (as defined below).

 . There will be no change in the investment objectives or policies of the Portfolios.

 . There will be no increase in the fees payable to the Adviser or to the Sub-Adviser as a result of the approval and implementation of the Pro-posed Agreements.

 . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of the Sub-Adviser who are responsible for managing the investments of the Portfolios.

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for di-rector hereinafter listed and FOR Proposals 1.A., 1.B. and 3. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fidu-ciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the re-quired quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  Because the proposals being submitted for a vote of the shareholders of each Portfolio are identical, the Board determined to combine the proxy materials for the Portfolios in order to reduce the cost of preparing, printing and mail-ing the proxy materials.

  In order to further reduce costs, the notices to shareholders having more than one account in a Portfolio listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of the Portfolios of record at the close of business on Decem-ber 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, includ-ing any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be
acted upon at the Meeting. On the Record Date, [   ] shares of the Company's
common stock, $.01 par value per share were outstanding, including [   ]
shares of the Energy Portfolio, [   ] shares of the Environmental Services
Portfolio, [   ] shares of the Financial Services Portfolio, [   ] shares of
the Gold Portfolio, [   ] shares of the Health Sciences Portfolio, [   ]
shares of the Leisure Portfolio, [   ] shares of the Technology Portfolio and
[   ] shares of the Utilities Portfolio.

  The following table sets forth, as of the Record Date, the beneficial owner-ship of each Portfolio's issued and outstanding common stock by each 5% or greater shareholder. [PLEASE CONFIRM: THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY DID NOT OWN [ANY] [1% OR MORE OF THE OUTSTANDING] PORTFOLIO SHARES AS OF THE RECORD DATE.]

          Name and Address               Amount & Nature of           Percent of
        of Beneficial Owner            Beneficial Ownership(1)       Common Stock
        -------------------            -----------------------       ------------
  ENERGY PORTFOLIO
  ENVIRONMENTAL SERVICES PORTFOLIO
  FINANCIAL SERVICES PORTFOLIO
  GOLD PORTFOLIO
  HEALTH SCIENCES PORTFOLIO
  LEISURE PORTFOLIO
  TECHNOLOGY PORTFOLIO
  UTILITIES PORTFOLIO

 (1) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers re-tain sole voting power.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Tele-phone authorizations will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably de-signed to ensure that the identity of the shareholder casting the vote is ac-curately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public pol-icy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has re-ceived the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who at-tends the Meeting in person may vote by ballot at the Meeting, thereby cancel-ing any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Portfolios or their shareholders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified direc-tors and approve Proposals 1.A., 1.B. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are re-quired to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL 1:   A. APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COM-
                 PANY AND INVESCO FUNDS GROUP, INC.

              B. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN
                 INVESCO FUNDS GROUP, INC. AND INVESCO TRUST COMPANY

BACKGROUND

  IFG serves as investment adviser to the Company pursuant to the Current Advi-sory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Company, is authorized to retain companies to provide investment advisory services to the Company. Accordingly, IFG has entered into a sub-advisory agreement with ITC, pursuant to which ITC serves as sub-adviser to, and is primarily responsible for, managing the investments of all of the Portfolios. Both the Adviser and the Sub-Adviser are indirect, whol-ly-owned subsidiaries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the A I M Family of Funds. As of Octo-ber 31, 1996, the total assets of the registered investment company portfolios advised or managed by AIM and its affiliates were approximately $57 billion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will ac-quire all the issued and outstanding shares of AIM capital stock for considera-tion valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction ex-penses. The consideration will include 290 million new Ordinary Shares (includ-ing Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding cap-ital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub-Advisers will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares no-tices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, Registration Rights Agreement, Indemnification Agreement and employ-ment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the cur-rent directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the ini-tial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chair-man); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO exist-ing as of the Closing Date. AIM shareholders and INVESCO's current chair-man will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.
  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that the Merger is con-summated and the Proposed Advisory Agreement or the Proposed Sub-Advisory Agreement is not approved by each of the Portfolio(s), such Proposed Agree-ment(s) will be approved as to any Portfolio(s) that voted in favor of such Proposed Agreement(s) and the Board will determine what action to take as to any Portfolio(s) that voted against such Proposed Agreement(s). Any such action taken by the Board will be subject to the approval of the appropriate share-holders.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in per-tinent part, that an investment adviser of an investment company and its affil-iates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its se-curity holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securi-ties or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrange-ments are contemplated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors of the in-vestment company advised by such adviser are not "interested persons" (as de-fined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% re-quirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

  INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Portfolios or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Adviser and the Sub-Adviser will, fol-lowing the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Adviser relating to the Company and its Portfolios, the personnel managing the Portfolios, or other services provided to or other business activities of the Company. The Merger also is not ex-pected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser or the Sub-Adviser. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's or a Sub-Adviser's ability to fulfill its respective obligations under the Proposed Agreements or to operate its business in a manner consistent with its current practices.

  Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Adviser is deemed to be an as-signment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement and the Current Sub-Advisory Agreement under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Ad-viser and to each of the Portfolios by ITC, a new investment advisory agree-ment between the Company and IFG is proposed to be approved by shareholders of each of the Portfolios. In addition, it is proposed that shareholders of each of the Portfolios approve a new sub-advisory agreement between IFG and ITC.

  The Board, including a majority of those Directors who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Inde-pendent Directors"), has approved the Proposed Advisory Agreement and the Pro-posed Sub-Advisory Agreement.

EVALUATION OF THE BOARD OF DIRECTORS

  At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28, and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors evalu-ated the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings, the Independent Directors re-quested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Company, the Portfolios and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser and senior management members of the Sub-Adviser will continue to be responsible for man-aging the affairs of that company. In evaluating the effects of the Merger, the Independent Directors viewed as significant the fact that the Adviser and the Sub-Adviser are expected to continue to provide to the Company, the Portfolios and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Company and its Portfo-lios.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company and by ITC to each of the Portfolios as well as the benefits derived by the Adviser and ITC. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advi-sory Agreement and the Proposed Sub-Advisory Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of each of the Proposed Agreements are the same, in all material re-spects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees and expenses presently in effect under the corresponding Current Agreements.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, re-sources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Adviser would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Adviser obtaining any particular benefits.

  Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Di-rectors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Portfolios and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT AND THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO AP-PROVE THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENT

  If shareholders of each of the Portfolios approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement, the Proposed Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1. and A.2.

  Each of the Proposed Agreements will remain in effect, unless earlier termi-nated, for an initial term expiring two years from the Closing Date. As previ-ously discussed, the sole purpose of entering into the Proposed Advisory Agree-ment and the Proposed Sub-Advisory Agreement is to enable IFG to continue to serve as the investment adviser to the Company and to enable ITC to continue to serve as sub-adviser to the Portfolios, after termination of each of the Cur-rent Agreements by virtue of the "assignment" of such agreements that could re-sult from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN

THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTAN-TIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW.

THE CURRENT ADVISORY AGREEMENT

  The Current Advisory Agreement, dated April 30, 1991, was unanimously ap-proved on April 24, 1991, by a vote cast in person by a majority of the Direc-tors, including a majority of the Independent Directors. On September 30, 1991, such agreement was approved by a majority of the then-outstanding voting secu-rities of each of the Portfolios for an initial term expiring on April 30, 1993. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Independent Direc-tors, at a meeting of the Directors held on April 30, 1996, called for the pur-pose of approving the Current Advisory Agreement.

  The Current Advisory Agreement may be continued from year to year as to each Portfolio as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Portfolios. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days written notice, the Current Advisory Agreement may be ter-minated at any time without penalty by a majority of the then-outstanding vot-ing securities of the Company, or with respect to a particular Portfolio, by a majority of the then-outstanding voting securities of that Portfolio, or by IFG. As discussed earlier, the Current Advisory Agreement terminates automati-cally in the event of its "assignment" under the 1940 Act.

  The Current Advisory Agreement provides that the Adviser shall (either di-rectly or by delegation to a sub-adviser) maintain a continuous investment pro-gram for the Company and each of the Portfolios that is consistent with the Company's and the Portfolios' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration State-ment") and prospectuses and statements of additional information of each of the Portfolios (the "Prospectus" and the "SAI") as in effect from time to time un-der the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the invest-ment and reinvestment of the assets of the Company and the Portfolios; (ii) de-termine what securities are to be purchased or sold for the Company and the Portfolios and execute transactions accordingly; (iii) furnish the Company and the Portfolios with investment analysis and research, reviews of current eco-nomic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Portfolios' securities should be exercised; (v) furnish requisite per-sonnel necessary in connection with the Portfolios' operations; (vi) furnish office space, facilities, equipment and supplies; (vii) conduct periodic re-views of the Portfolios' compliance operations; (viii) prepare and review cer-tain required documents, reports and filings (including filings to the Securi-ties and Exchange Commission), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; (ix) supply basic telephone service and other utilities; and (x) prepare and maintain the books and records required under Rule 31a-1(b)(4), (5), (9) and (10) under the 1940 Act. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Portfolios are borne by the Portfolios.

  As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Portfolio's average net assets, determined daily. Specifically, with respect to each Portfolio, the fee is calculated at the annual rate of: 0.75% of the first $350 million of the Portfolio's average net assets; 0.65% of the next $350 million of the Portfo-lio's average net assets; and 0.55% of the Portfolio's average net assets over $700 million.

  For the fiscal year ended October 31, 1996, total advisory fees paid to IFG by the Portfolios were, as follows: (i) $813,779, with respect to the Energy Portfolio; (ii) $237,561 with respect to the Environmental Services Portfolio;
(iii) $3,306,980, with respect to the Financial Services Portfolio; (iv) $2,026,976, with respect to the Gold Portfolio; (v) $7,016,028, with respect to the Health Sciences Portfolio; (vi) $2,026,976, with respect to the Leisure Portfolio; (vii) $4,677,778, with respect to the Technology Portfolio; and
(viii) $1,032,013, with respect to the Utilities Portfolio. Net assets of such Portfolios, at October 31, 1996, totaled $236,169,412, $26,793,694,
$542,687,937, $277,892,364, $933,828,112, $252,297,128, $789,610,651 and
$152,742,376, respectively.

THE CURRENT SUB-ADVISORY AGREEMENT

  The Current Sub-Advisory Agreement, dated April 30, 1991, was unanimously ap-proved on April 24, 1991 by a majority of the Directors, including a majority of the Independent Directors. On September 30, 1991, a majority of the share-holders of each of the Portfolios approved the Current Sub-Advisory Agreement for an initial term expiring on April 30, 1993. The continuation of the Current Sub-Advisory Agreement until April 30, 1997, was approved by the Directors, in-cluding a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Sub-Ad-visory Agreement.

  The Current Sub-Advisory Agreement may be terminated at any time without pen-alty by IFG, the Board, a vote of a majority of the then-outstanding voting se-curities of the respective Portfolio or by ITC. Termination by IFG or ITC re-quires sixty (60) days' written notice to the other party and to the Company.

  The Current Sub-Advisory Agreement provides that ITC, as sub-adviser to the Portfolios, subject to the supervision of IFG and the Board, shall maintain a continuous investment program for the Portfolios that is consistent with each Portfolio's respective investment objectives and policies as set forth in the Company's Registration Statement and in the Portfolio's Prospectus and SAI. In the performance of such duties, the Sub-Adviser is obligated to provide each Portfolio with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Company and the Port-folios by the Adviser.

  The Current Sub-Advisory Agreement provides that as compensation for its services, ITC shall receive from IFG, at the end of each month, a fee based upon each Portfolio's average net assets, determined daily. Specifically, with respect to each Portfolio, the fee is calculated at the annual rate of: 0.25% of the first $200 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $200 million. The sub-advisory fees are paid by IFG, and not by the Portfolios or their shareholders.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

  IFG, a Delaware corporation, serves as the Company's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect whol-ly-owned subsidiary of INVESCO./1/ The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $13.4 billion. Exhibit B to this Proxy Statement includes a list of investment companies, including the Company, for which the Adviser or the Sub-Adviser provides advisory services and which have similar investment objectives to those of the Portfolios, and sets forth the net assets of and advisory fees payable by such companies.
----------------
/1/ The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

  The principal executive officer and directors of IFG and their principal oc-cupations are:

   Dan J. Hesser, Chairman of the Board, President, Chief Executive Offi-cer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO, Chief Executive Officer of INVESCO Individual Services Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and R. Dalton Sim, Director, also, President and Direc-tor of ITC.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., At-lanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

  IFG also acts as the Company's Distributor. Pursuant to an Administrative Services Agreement between the Company and IFG, IFG also provides administra-tive services to the Company, including sub-accounting and recordkeeping serv-ices and functions. During the fiscal year ended October 31, 1996, the Company paid IFG total compensation of $536,556 in payment of such services ($26,275, $14,751, $78,234, $52,965, $172,697, $50,540, $110,454 and $30,640 of such com-
pensation was paid IFG by the Energy Portfolio, the Environmental Services Portfolio, the Financial Services Portfolio, the Gold Portfolio, the Health Sciences Portfolio, the Leisure Portfolio, the Technology Portfolio and the Utilities Portfolio, respectively).

  During the fiscal year ended October 31, 1996, the Company paid IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $8,854,259 for such services ($385,446, $227,295, $1,298,961, $889,509, $2,584,098, $1,133,674, $1,863,571 and $471,705 of such compensation was paid IFG by the Energy Portfolio, the Environmental Services Portfolio, the Financial Services Portfolio, the Gold Portfolio, the Health Sciences Portfolio, the Leisure Portfolio, the Technology Portfolio and the Utilities Portfolio, respectively).

  Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Portfolios as are currently being provided.

INFORMATION CONCERNING SUB-ADVISER

  INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned subsid-iary of IFG. IFG, as investment adviser, has contracted with ITC for investment advisory and research services on behalf of the Energy Portfolio, the Environ-mental Services Portfolio, the Financial Services Portfolio, the Gold Portfo-lio, the Health Sciences Portfolio, the Leisure Portfolio, the Technology Port-folio and the Utilities Portfolio. ITC has the primary responsibility for pro-viding portfolio investment management services to the Portfolios. ITC also served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had ag-gregate assets of approximately $12.5 billion as of October 31, 1996. In addi-tion, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

  The principal executive officer and directors of ITC and their principal oc-cupations are:

   R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Executive Officer and Director of IFG.

  The address of each of the foregoing officers and directors is set forth above.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Portfolio voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Portfolio.

  THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND IFG AND THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND ITC.

               PROPOSAL 2: ELECTION OF DIRECTORS OF THE COMPANY

  The Company currently has eleven Directors. Vacancies on the Board are gen-erally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of call-ing additional shareholder meetings, shareholders are being asked at this Meeting to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

  Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving. It is possible that the Board will consider the election of one additional Independent Director at its February 1997 meeting.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or in the case of an Independent Director nominee, by the Independent Directors.

  Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                      NUMBER OF
                                                                                   COMPANY SHARES
                          POSITION, IF ANY, WITH THE COMPANY,      DIRECTOR OR      BENEFICIALLY
                                PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                  BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
     NAME AND AGE               (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
     ------------         -----------------------------------   ----------------- -----------------
Charles W.               Chairman of the Board of the Company.        1993
Brady*(3),(5),(6)        Chief Executive Officer and Director
Age 61                   of INVESCO and of various subsidiaries
                         thereof; Chairman of the Board of
                         INVESCO Advisor Funds, Inc. ("Advisor
                         Funds"), INVESCO Treasurer's Series
                         Trust ("Treasurer's Series Trust") and
                         The Global Health Sciences Fund
                         ("GHSF").
Dan J. Hesser*(3),(5)    President, Chief Executive Officer and       1993
Age 56                   Director of the Company. Chairman of
                         the Board, President and Chief Execu-
                         tive Officer of IFG; Director of ITC;
                         Trustee of GHSF; Chairman and Director
                         of Britannia North American Holdings,
                         Inc.
Fred A.                  Vice Chairman of the Board of the Com-       1993
Deering(2),(3),(5)       pany. Vice Chairman of Advisor Funds
Age 68                   and Treasurer's Series Trust; Trustee
                         of GHSF; formerly, Chairman of the Ex-
                         ecutive Committee and Chairman of the
                         Board of Security Life of Denver In-
                         surance Company, Denver, Colorado; Di-
                         rector of ING America Life Insurance
                         Company, Urbaine Life Insurance Com-
                         pany and Midwestern United Life Insur-
                         ance Company.
Dr. Victor L. An-        Director of the Company. Professor           1993
drews(4),(6)             Emeritus, Chairman Emeritus and Chair-
Age 66                   man of the CFO Roundtable of the De-
                         partment of Finance of Georgia State
                         University, Atlanta, Georgia; Presi-
                         dent, Andrews Financial Associates,
                         Inc. (consulting firm); formerly, mem-
                         ber of the faculties of the Harvard
                         Business School and the Sloan School
                         of Management of MIT. Dr. Andrews is
                         also a Director of The Southeastern
                         Thrift and Bank Fund, Inc., Sheffield
                         Total Return Fund and Sheffield Inter-
                         mediate-Term Bond Fund.
Bob R. Baker(3),(4),(5)  Director of the Company. President and       1993
Age 60                   Chief Executive Officer of AMC Cancer
                         Research Center, Denver, Colorado,
                         since January 1989.
Lawrence H. Bud-         Director of the Company. Trust Consul-       1993
ner(2),(6)               tant; prior to June 30, 1987, Senior
Age 66                   Vice President and Senior Trust Offi-
                         cer of InterFirst Bank, Dallas, Texas.

                                                                                     NUMBER OF
                                                                                  COMPANY SHARES
                         POSITION, IF ANY, WITH THE COMPANY,      DIRECTOR OR      BENEFICIALLY
                               PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                 BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
     NAME AND AGE              (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
     ------------        -----------------------------------   ----------------- -----------------
Daniel D.               Director of the Company. Financial           1993
Chabris(2),(3),(5)      Consultant; Assistant Treasurer of
Age 73                  Colt Industries Inc., New York, New
                        York, from 1966 to 1988.

A. D. Frazier, Jr.*(4)  Director of the Company. Executive           1995
Age 52                  Vice President of INVESCO; from 1991
                        to 1996, Senior Executive Vice Presi-
                        dent and Chief Operating Officer of
                        the Atlanta Committee for the Olympic
                        Games; Trustee of GHSF; Director of
                        Charter Medical Corp.

Hubert L. Harris, Jr.*  Director of the Company. Chairman of         1996
Age 53                  the Board and Chief Executive Officer
                        of INVESCO Services, Inc., Chief Exec-
                        utive Officer of INVESCO Individual
                        Services Group; Director of INVESCO;
                        President, Chief Executive Officer and
                        Chief Financial Officer of Advisor
                        Funds; President and Trustee of GHSF;
                        Trustee of Treasurer's Series Trust;
                        and President of the Georgia Institute
                        of Technology Alumni Association and
                        member of the Alumni Board of Trustees
                        thereof.

Kenneth T.              Director of the Company. Formerly,           1993
King(3),(4),(5),(6)     Chairman of the Board of The Capitol
Age 71                  Life Insurance Company, Providence
                        Washington Insurance Company, and Di-
                        rector of numerous subsidiaries
                        thereof in the U.S.; formerly, Chair-
                        man of the Board of The Providence
                        Capitol Companies in the United King-
                        dom and in Guernsey; Chairman of the
                        Board of the Symbion Corporation (a
                        high technology company) until 1987.

John W. McIntyre(2)     Director of the Company. Retired; for-       1995
Age 66                  merly, Vice Chairman of the Board of
                        Directors of The Citizens and Southern
                        Corporation and Chairman of the Board
                        and Chief Executive Officer of The
                        Citizens and Southern Georgia Corp.
                        and Citizens and Southern National
                        Bank; Director of Golden Poultry Co.,
                        Inc.; Trustee of GHSF and of Gables
                        Residential Trust.

 (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and investment power with respect to their respective Portfolio shares.

 (2) Member of Audit Committee.

 (3) Member of Executive Committee.

 (4) Member of Management Liaison Committee.

 (5) Member of Valuation Committee.

 (6) Member of Compensation Committee.

  * Because of his affiliation with INVESCO, with the Company's investment adviser or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is de-fined in the 1940 Act.

  As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are In-dependent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Directors would resign from the Board so that the Board would be in com-pliance with the 75% requirement at the time the Merger is effected.

  The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applica-ble law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Directors, meets periodically with the Company's independent ac-countants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met four times, the audit committee met five times, the man-agement liaison committee met four times and the compensation committee met once. During the Company's last fiscal year, each director nominee attended 75% or more of the aggregate of the Board meetings and meetings of the commit-tees of the Board on which he served.

  The Company pays its Independent Directors the directors' fees and board vice chairman and committee chairmen fees described below and reimburses Inde-pendent Directors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,/2/ re-ceive compensation and are reimbursed for travel expenses incurred in attend-ing meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Di-rectors.
----------------
/2/ The following investment companies comprise the INVESCO Fund Complex:
    INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerg-ing Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Investment Funds, Inc. (collectively, the "IFG-Distributed Funds"); INVESCO Advisor Funds, Inc.; The Global Health Sciences Fund; and INVESCO Treasur-er's Series Trust.

  The following table sets forth, for the fiscal year ended October 31, 1996: the compensation paid by the Company to its seven current Independent Direc-tors (and to Mr. Frazier, for the period before he became an employee of INVESCO on November 1, 1996) for services rendered in their capacities as Di-rectors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the es-timated annual benefits to be received by these Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                               PENSION /                       TOTAL COMPENSATION
                            AGGREGATE     RETIREMENT BENEFITS ESTIMATED ANNUAL    FROM INVESCO
                        COMPENSATION FROM ACCRUED AS PART OF   BENEFITS UPON   FUND COMPLEX PAID
  NAME AND POSITION      THE COMPANY(1)   COMPANY EXPENSES(2)  RETIREMENT(3)    TO DIRECTORS(1)
  -----------------     ----------------- ------------------- ---------------- ------------------
Fred A. Deering, Vice         15,392             4,536              3,775            87,350
Chairman of the Board
Victor L. Andrews,            14,147             3,995              4,162            68,000
Director
Bob R. Baker, Director        14,418             4,119              5,577            73,000
Lawrence H. Budner,           13,767             4,286              4,162            68,350
Director
Daniel D. Chabris,            14,492             4,891              2,958            73,350
Director
A. D. Frazier, Jr.,           13,476                 0                  0            63,500
Director(4)
Kenneth T. King,              14,262             4,710              3,424            70,000
Director
John W. McIntyre,             13,550                 0                  0            67,850
Director(4)
                             -------            ------             ------           -------
 TOTAL                       113,504            26,537             24,058           571,400
                             =======            ======             ======           =======
% OF NET ASSETS               0.0035%(5)        0.0008%(5)                           0.0043%(6)

 (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, man-agement liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Directors.

 (3) These amounts represent the Company's share of the estimated annual ben-efits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Directors. This results in lower estimated benefits for Directors who are closer to retirement and higher estimated benefits for Directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

 (4) Messrs. Frazier and McIntyre began serving as Directors of the Company on April 19, 1995.

 (5) Total as a percentage of the Company's net assets as of October 31, 1996.

 (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Company, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Company and of each of the Portfolios. The investment adviser for each Portfolio has the primary responsibility for making investment decisions on behalf of that Portfolio. These investment decisions are reviewed by the IFG investment com-mittee.

  All of the officers and Directors of the Company hold comparable positions with each of the IFG-Distributed Funds. In addition, all of the Directors of the Company are also directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust.

VOTE REQUIRED

  The Directors must be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is pres-ent.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

 PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors of the Company, including a majority of its Independent Direc-tors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending October 31, 1997, sub-ject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended October 31, 1996: audit of annual financial statements; prepa-ration of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting mat-ters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit indepen-dence.

  An audit committee, consisting of four Independent Directors, meets periodi-cally with the Company's independent accountants to review accounting and re-porting requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written propos-als to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.


                                        By Order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

December 26, 1996

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 28th day of February, 1997, in Denver, Colorado, by and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corpora-tion, and INVESCO Strategic Portfolios, Inc., a Maryland corporation (the "Fund").

                                  WITNESSETH:

  WHEREAS, the Fund is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end management investment company and currently has one class of shares which is divided into series (the "Shares"), which may be divided into additional series, each repre-senting an interest in a separate portfolio of investments (the Energy Portfo-lio, Environmental Services Portfolio, Financial Services Portfolio, Gold Port-folio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio, and Utilities Portfolio); and

  WHEREAS, the Fund desires that the Adviser manage its investment operations and to provide certain other services, and the Adviser desires to manage said operations and to provide such other services;

  NOW, THEREFORE, in consideration of these premises and of the mutual cove-nants and agreements hereinafter contained, the parties hereto agree as fol-lows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Fund's Portfolios, subject to the terms of this Agreement and to the supervision of the Fund's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Portfolios, and to execute all purchases and sales of portfolio securities;

   (b) to maintain a continuous investment program for the Fund's Portfo-lios, consistent with (i) the Portfolios' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration State-ment, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's sta-tus as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund's Portfolios, unless otherwise directed by the Directors of the Fund, and to execute transactions accordingly;

   (d) to provide to the Fund's Portfolios the benefit of all of the in-vestment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

   (e) to determine what portion of the Fund's Portfolios should be in-vested in the various types of securities authorized for purchase by the Fund; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Portfolios' securities shall be exercised.

                                     A.1.-1

  With respect to execution of transactions for the Fund's Portfolios, the Ad-viser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reli-ability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Fund may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negoti-ated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such secu-rities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demon-strating that such expenditures were bona fide and for the benefit of the Fund.

  2. Other Services and Facilities. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities necessary in connection with the day-to-day operations of the Fund (except those associated with the preparation and maintenance of certain required books and records, and recordkeeping and administrative functions relating to employee benefit and retirement plans, which services and facilities are pro-vided under a separate Administrative Services Agreement between the Fund and the Adviser). These services shall include, but not be limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities re-quired to respond to inquiries related to shareholder accounts; conducting pe-riodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by the Adviser's in-house legal and accounting staff (including the prospectus, statement of additional informa-tion, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the books and records required to be prepared and maintained by the Fund pursuant to Rule 31a-1(b)(4), (5), (9), and (10) under the Investment Company Act of 1940. All books and records prepared and maintained by the Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, the Adviser shall surrender to the Fund such of the books and rec-ords so requested.

  3. Payment of Costs and Expenses. The Adviser shall bear the costs and ex-penses of all personnel, facilities, equipment and supplies reasonably neces-sary to provide the services required to be provided by the Adviser under this Agreement. The Fund shall pay all of the costs and expenses associated with its operations and activities, except those expressly assumed by the Adviser under this Agreement, including but not limited to:

   (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund's Portfolios;

                                    A.1.-2

   (b) the fees, charges and expenses of any independent public accoun-tants, custodian, depository, dividend disbursing agent, dividend rein-vestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Fund;

   (c) the interest on indebtedness, if any, incurred by the Fund;

   (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Fund to federal, state, county, city, or other governmental agents;

   (e) the fees and expenses involved in maintaining the registration and qualification of the Fund and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements;

   (f) the compensation and expenses of its independent Directors, and the compensation of any employees and officers of the Fund who are not employ-ees of the Adviser or one of its affiliated companies and compensated as such;

   (g) the costs of printing and distributing reports, notices of share-holders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Fund's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

   (h) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Fund's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial regis-tration and qualification of its securities under the laws of any state and the approval of the Fund's operations by any other federal or state authority;

   (i) the expenses of repurchasing and redeeming shares of the Fund's
 Portfolios;

   (j) insurance premiums;

   (k) the costs of designing, printing, and issuing certificates repre-senting shares of beneficial interest of the Fund's Portfolios;

   (l) extraordinary expenses, including fees and disbursements of Fund counsel, in connection with litigation by or against the Fund;

   (m) premiums for the fidelity bond maintained by the Fund pursuant to
 Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insured thereun-
 der);

   (n) association and institute dues;

   (o) the expenses of distributing shares of the Fund but only if and to the extent permissible under a plan of distribution adopted by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940; and

   (p) all fees paid by the Fund for administrative, recordkeeping, and sub-accounting services under the Administrative Services Agreement be-tween the Fund and the Adviser dated April 30, 1991.

  4. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Ad-viser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of writ-ten approval of the Fund, make

                                    A.1.-3
use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accor-dance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

  5. Compensation of the Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each of the Fund's Portfolios, as determined by valuations made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Ad-ditional Information. The advisory fee to the Adviser shall be computed at the following annual rates: 0.75% of a Portfolio's daily net assets up to $350 million; 0.65% of a Portfolio's daily net assets in excess of $350 million but not more than $700 million; and 0.55% of a Portfolio's daily net assets in ex-cess of $700 million. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Paragraph 5, be deemed to be the net asset value at the close of each succeeding business day until it is again deter-mined.

  However, no such fee shall be paid to the Adviser with respect to any assets of the Fund's Portfolios which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for here-under shall be prorated in any month in which this Agreement is not in effect for the entire month.

  If, in any given year, the sum of a Portfolio's expenses exceeds the state-imposed annual expense limitation to which the Fund is subject, the Adviser will be required to reimburse that Portfolio for such excess expenses prompt-ly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by that Portfolio in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to invest-ment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

  6. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchases or sales of securities for the investment portfolio of the Fund's Portfolios, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Fund's Portfolios or re-ceive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promul-gated under the foregoing.

  7. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund's Portfolios, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execu-tion, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund's Portfolios or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not in-terested persons of the Adviser or the Fund by votes cast in person at a meet-ing called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Portfolios, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its

                                    A.1.-4
assignment, unless an order is issued by the Securities and Exchange Commis-sion conditionally or unconditionally exempting such assignment from the pro-visions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person", "assignment" and "vote of a majority of the outstanding voting securities") shall be ap-plied.

  The Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in para-graph 5 earned prior to such termination.

  8. Non-Exclusive Services. The Adviser shall, during the term of this Agree-ment, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund's Portfolios. The Adviser may, when it deems such to be ad-visable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund's Portfolios in order to obtain best execution and lower brokerage commissions. In such event, the Ad-viser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund's Portfolios and the Adviser's other customers.

  9. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Fund and the Adviser. In addition, no amendment to this Agreement shall be ef-fective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agree-ment or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a ma-jority of the outstanding voting securities of any of the Fund's Portfolios as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Colorado. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

                                    A.1.-5

  IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                            INVESCO STRATEGIC PORTFOLIOS, INC.

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                     A.1.-6

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Trust Company, a Colorado corporation ("the Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, INVESCO STRATEGIC PORTFOLIOS, INC. (the "Fund") is engaged in busi-ness as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and currently has one class of shares which is di-vided into various series (the "Shares"), which may be divided into additional series, each representing an interest in a separate portfolio of investments (such series shall include the Energy Portfolio, Environmental Services Port-folio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfo-lio, Leisure Portfolio, Technology Portfolio, and Utilities Portfolio) (here-after referred to as the "Portfolios"); and

  WHEREAS, INVESCO and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Fund (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment and advisory services to the Fund's Portfo-lios, and, upon receipt of written approval of the Fund, is authorized to re-tain companies which are affiliated with INVESCO to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Fund's Portfolios on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Fund and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, un-less otherwise expressly provided or authorized herein, shall have no author-ity to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Portfolios, subject to the supervision of the Fund's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Portfolios, and to execute all purchases and sales of portfolios securities;

                                    A.2.-1

   (b) to maintain a continuous investment program for the Fund's Portfo-lios, consistent with (i) the Portfolios' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration State-ment, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's sta-tus as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund's Portfolios, unless otherwise directed by the Directors of the Fund or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Fund's Portfolios the benefit of all of the in-vestment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Fund's Portfolios should be in-vested in the various types of securities authorized for purchase by the Portfolios; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Portfolios' securities shall be exercised.

  With respect to execution of transactions for the Fund's Portfolios, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Ad-viser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an exe-cution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabil-ities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Ad-viser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a bro-ker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information avail-able at the time as to the level of commissions known to be charged on compara-ble transactions by other qualified brokerage firms, as well as all other rele-vant factors and circumstances, including the size of any contemporaneous mar-ket in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the cir-cumstances of the particular transactions, and the apparent knowledge or famil-iarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the bene-fit of the Fund.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Fund shall pay all costs and ex-penses in connection with the operations of the Fund's Portfolios.

                                     A.2.-2

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Portfolios, as de-termined by a valuation made in accordance with the Fund's procedures for cal-culating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the following annual rates: 0.25% of each Portfolio's daily net assets up to $200 million, and 0.20% of each Portfolio's daily net assets in excess of $200 million. During any period when the determination of the Port-folios' net asset value is suspended by the Directors of the Fund, the net as-set value of a share of the Fund's Portfolios as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund which may be invested in any other in-vestment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Fund are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

                    AVOIDANCE OF INCONSISTENT POSITIONS AND
                        COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Fund's Portfolios, neither the Sub-Adviser nor any of its direc-tors, officers or employees will act as a principal or agent for any party other than the Fund's Portfolios or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                    A.2.-3

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Fund's Portfolios, and shall remain in force for an initial term of two years from the date of execu-tion, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically ap-proved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Portfolios, and
(ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund's Portfolios, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall re-quire sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereun-der.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or inter-ested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the out-standing voting securities of any of the Fund's Portfolios as to which such amendment is applicable (other than an amendment which can be effective with-out shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


                                    A.2.-4

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                                    A.2.-5

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            INVESCO TRUST COMPANY

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                            INVESCO FUNDS GROUP, INC.

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                     A.2.-6

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
BALANCED FUNDS


-----------------------------------------------------------------------------------------------------------------
  BALANCED FUNDS       1940 ACT     ADVISER        SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
                       OBJECTIVE                   ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                              AVERAGE NET                          1996)
                                                              ASSETS)
-----------------------------------------------------------------------------------------------------------------
  BALANCED FUND*       Capital      INVESCO        INVESCO    .60% of the first .30% of the first    $130,629,237
                       Appreciation Funds Group,   Trust      $350 million;     $350 million;
                       and Income   Inc.           Company    .55% of the next  .275% of the next
                                                              $350 million;     $350 million;
                                                              .50% over         .25% over
                                                              $700 million      $1 billion
-----------------------------------------------------------------------------------------------------------------
  MULTI-ASSET          Capital      INVESCO        INVESCO    .75% of the first .375% of the first    $12,702,769
  ALLOCATION FUND*     Appreciation Funds Group,   Management $500 million;     $500 million;
                       and Income   Inc.           & Research .65% of the next  .325% of the next
                                                              $500 million;     $500 million;
                                                              .50% over         .25% over
                                                              $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------------------
  TOTAL RETURN         Capital      INVESCO        INVESCO    .75% of the first .20% of the first  $1,129,593,849
  FUND                 Appreciation Funds Group,   Capital    $500 million;     $500 million;
                       and Income   Inc.           Management .65% of the next  .17% of the next
                                                              $500 million;     $500 million;
                                                              .50% over         .13% over
                                                              $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------------------
  MULTIFLEX PORTFOLIO  Capital      INVESCO        INVESCO    1%                .35 of the first     $243,766,866
                       Appreciation Services, Inc. Management                   $500 million;
                       and Income                  & Research                   .25% over
                                                                                $500 million
-----------------------------------------------------------------------------------------------------------------
  FLEX PORTFOLIO       Capital      INVESCO        INVESCO    .75%              .20%                 $473,695,882
                       Appreciation Services, Inc. Capital
                       and Income                  Management
-----------------------------------------------------------------------------------------------------------------
  VIF-TOTAL RETURN     Capital      INVESCO        INVESCO    .75% of the first .375% of the first    $12,525,451
  PORTFOLIO*           Appreciation Funds Group,   Capital    $500 million;     $500 million;
                       and Income   Inc.           Management .65% of the next  .325% of the next
                                                              $500 million;     $500 million;
                                                              .55% over         .275% over
                                                              $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------------------
  MAXIM INVESCO        Capital      Great West     INVESCO    1%                .55% of first          $5,909,241
  ADR PORTFOLIO        Appreciation Life Assurance Trust                        $50 million;
                       and Income   Company        Company                      .50% of next
                                                                                $50 million;
                                                                                .40% over
                                                                                $100 million
-----------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
BALANCED FUNDS


----------------------------------------------------------------------------------------------------
  BALANCED FUNDS     1940 ACT     ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
                     OBJECTIVE               ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                                     AVERAGE NET                      1996)
                                                     ASSETS)
----------------------------------------------------------------------------------------------------
  MAXIM INVESCO      Capital      Great West INVESCO 1%             .50% of first       $2,997,147
  BALANCE PORTFOLIO  Appreciation Life       Trust                  $25 million;
                     and Income   Assurance  Company                .45% of next
                                  Company                           $50 million;
                                                                    .40% of next
                                                                    $25 million;
                                                                    .35% in excess of
                                                                    $100 million
----------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
INCOME FUNDS


-----------------------------------------------------------------------------------------------------
  INCOME FUNDS     1940 ACT     ADVISER SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                   OBJECTIVE            ADVISER    RATE              FEE RATE          OCTOBER 31,
                                                                                       1996)
-----------------------------------------------------------------------------------------------------
  SHORT-TERM BOND  Current      INVESCO INVESCO    .50% of the first .25% of the first   $10,884,689
  FUND*            Income;      Funds   Trust      $300 million;     $300 million;
                   Liquidity    Group,  Company    .40% of the next  .20% of the next
                                Inc.               $200 million;     $200 million;
                                                   .30% over         .15% over
                                                   $500 million      $500 million
-----------------------------------------------------------------------------------------------------
  INTERMEDIATE     Capital      INVESCO INVESCO    .60% of the first .16% of the first   $44,684,053
  GOVERNMENT       Appreciation Funds   Capital    $500 million;     $500 million;
  BOND FUND*       and Income   Group,  Management .50% of the next  .13% of the next
                                Inc.               $500 million;     $500 million;
                                                   .40% over         .11% over
                                                   $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT  Current      INVESCO INVESCO    .55% of the first .25% of the first   $58,176,601
  SECURITIES       Income       Funds   Trust      $300 million;     $200 million;
  FUND*                         Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  SELECT INCOME    Current      INVESCO INVESCO    .55% of the first .25% of the first  $265,380,728
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  HIGH YIELD       Current      INVESCO INVESCO    .50% of the first .25% of the first  $398,615,748
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .40% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .30% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


------------------------------------------------------------------------------------------------------
  INCOME FUNDS    1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                  OBJECTIVE              ADVISER    RATE              FEE RATE          OCTOBER 31,
                                                                                        1996)
------------------------------------------------------------------------------------------------------
  VIF-HIGH YIELD  Current      INVESCO   INVESCO    .60% of the first .30% of the first  $11,404,398
  FUND*           Income       Funds     Trust      $500 million;     $500 million;
                               Group,    Company    .55% of the next  .275% of the next
                               Inc.                 $500 million;     $500 million;
                                                    .45% over         .225% of over
                                                    $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  INCOME          Capital      INVESCO   INVESCO    .65% *            .10%               $27,752,586
  PORTFOLIO       Appreciation Services, Capital
                  and Income   Inc.      Management
------------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
INTERNATIONAL FUNDS


----------------------------------------------------------------------------------------------------------
  INTERNATIONAL   1940 ACT     ADVISER      SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE                 ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                       AVERAGE NET       (BASED ON          1996)
                                                       ASSETS)           AVERAGE NET
                                                                         ASSETS)
----------------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO      INVESCO    1.0% of the first .25% of the first    $94,586,594
  GROWTH FUND     Appreciation Funds Group, Asset      $500 million;     $500 million;
                  and Income   Inc.         Management .75% of the next  .1875% of the next
                                                       $500 million;     $500 million;
                                                       .65% over         .1625% over
                                                       $1 billion        $1 billion
----------------------------------------------------------------------------------------------------------
  EUROPEAN FUND   Capital      INVESCO      INVESCO    .75% of the first .45% of the first   $300,588,228
                  Appreciation Funds Group, Asset      $350 million;     $350 million;
                               Inc.         Management .65% of the next  .40% of the next
                                                       $350 million;     $350 million;
                                                       .55% over         .35% over
                                                       $700 million      $700 million
----------------------------------------------------------------------------------------------------------
  PACIFIC BASIN   Capital      INVESCO      INVESCO    .75% of the first .45% of the first   $149,869,919
  FUND            Appreciation Funds Group, Asset      $350 million;     $350 million;
                               Inc.         Management .65% of the next  .40% of the next
                                                       $350 million;     $350 million;
                                                       .55% over         .35% over
                                                       $700 million      $700 million
----------------------------------------------------------------------------------------------------------
  EUROPEAN SMALL  Capital      INVESCO      INVESCO    .75% of the first .375% of the first  $117,484,141
  COMPANY FUND    Appreciation Funds Group, Asset      $500 million;     $500 million;
                               Inc.         Management .65% of the next  .325% of the next
                                                       $500 million;     $500 million;
                                                       .55% over         .275% over
                                                       $1 billion        $1 billion
----------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
INTERNATIONAL FUNDS


--------------------------------------------------------------------------------------------------------------
  INTERNATIONAL    1940 ACT     ADVISER        SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS            OBJECTIVE                   ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                          AVERAGE NET       (BASED ON          1996)
                                                          ASSETS)           AVERAGE NET
                                                                            ASSETS)
-------------------------------------------------------------------------------------------------------------
  LATIN AMERICAN   Capital      INVESCO        INVESCO    .75% of the first .375% of the first  $32,864,679
  GROWTH FUND*     Appreciation Funds Group,   Asset      $500 million;     $500 million;
                                Inc.           Management .65% of the next  .325% of the next
                                                          $500 million;     $500 million;
                                                          .55% over         .275% over
                                                          $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------------
  ASIAN GROWTH     Capital      INVESCO        INVESCO    .75% of the first .375% of the first  $16,483,400
  FUND*            Appreciation Funds Group,   Asia       $500 million;     $500 million;
                                Inc.           Limited    .65% of the next  .325% of the next
                                                          $500 million;     $500 million;
                                                          .55% over         .275% over
                                                          $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------------
  INTERNATIONAL    Capital      INVESCO        INVESCO    1.0%              .35% of the first   $42,820,898
  VALUE PORTFOLIO  Appreciation Services, Inc. Capital                      $50 million;
                   and Income                  Management                   .30% of the next
                                                                            $50 million;
                                                                            .25% over
                                                                            $100 million
-------------------------------------------------------------------------------------------------------------

 * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR
INVESTMENT OBJECTIVE AND STRATEGIES TO THOSE OF THE COMPANY;
GROWTH & VALUE FUNDS


---------------------------------------------------------------------------------------------------------
  GROWTH &      1940 ACT     ADVISER        SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE         OBJECTIVE                   ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                                AVERAGE NET       (BASED ON         1996)
                                                       ASSETS)           AVERAGE NET
                                                                         ASSETS)
---------------------------------------------------------------------------------------------------------
  VALUE EQUITY  Capital      INVESCO        INVESCO    .75% of the first .20% of the first  $221,736,052
  FUND          Appreciation Funds Group,   Capital    $500 million;     $500 million;
                and Income   Inc.           Management .65% of the next  .17% of the next
                                                       $500 million;     $500 million;
                                                       .50% over         .13% over
                                                       $1 billion        $1 billion
---------------------------------------------------------------------------------------------------------
  GROWTH FUND   Long-Term    INVESCO        INVESCO    .60% of the first .25% of the first  $650,140,716
                Capital      Funds Group,   Trust      $350 million;     $200 million;
                Growth;      Inc.           Company    .55% of the next  .20% over
                Current                                $350 million;     $200 million
                Income                                 .50% over
                Secondary                              $700 million
---------------------------------------------------------------------------------------------------------
  DYNAMICS      Capital      INVESCO        INVESCO    .60% of the first .25% of the first  $836,458,920
  FUND          Appreciation Funds Group,   Trust      $350 million;     $200 million;
                             Inc.           Company    .55% of the next  .20% over
                                                       $350 million;     $200 million
                                                       .50% over
                                                       $700 million
---------------------------------------------------------------------------------------------------------
  EMERGING      Long-Term    INVESCO        INVESCO    .75% of the first .25% of the first  $275,668,167
  GROWTH FUND*  Capital      Funds Group,   Trust      $350 million;     $200 million;
                Growth       Inc.           Company    .65% of the next  .20% over
                                                       $350 million;     $200 million
                                                       .55% over
                                                       $700 million
---------------------------------------------------------------------------------------------------------
  SMALL         Long-Term    INVESCO        INVESCO    .75%              .375%               $47,292,558
  COMPANY       Capital      Funds Group,   Management
  FUND*         Growth       Inc.           & Research
---------------------------------------------------------------------------------------------------------
  EQUITY        Capital      INVESCO        INVESCO    .75%              .20%               $134,188,186
  PORTFOLIO     Appreciation Services, Inc. Management
                and Income                  & Research
---------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
GROWTH & VALUE FUNDS

--------------------------------------------------------------------------------------------------------
  GROWTH &         1940 ACT   ADVISER      SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE            OBJECTIVE               ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                               AVERAGE NET       (BASED ON         1996)
                                                      ASSETS)           AVERAGE NET
                                                                        ASSETS)
--------------------------------------------------------------------------------------------------------
  JOHN HANCOCK     Aggressive John Hancock INVESCO    .80% of the first .55% of the first   $9,621,404
  VARIABLE SERIES  Growth                  Management $100 million;     $100 million;
  TRUST -- SMALL                           & Research .75% of the next  .50% of the next
  CAP VALUE                                           $100 million;     $100 million;
  FUND                                                .65% over         .40% over
                                                      $200 million      $200 million
--------------------------------------------------------------------------------------------------------
  MAXIM            Long-Term  Great West   INVESCO    1%                .55% of the first   $2,997,147
  INVESCO          Capital    Life         Trust                        $25 million;
  SMALL-CAP        Growth     Assurance    Company                      .50% of the next
  GROWTH                      Company                                   $50 million;
  PORTFOLIO                                                             .40% of the next
                                                                        $25 million;
                                                                        .35% over
                                                                        $100 million
--------------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
EQUITY INCOME FUNDS


------------------------------------------------------------------------------------------------------------
  EQUITY               1940 ACT     ADVISER      SUB-    ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  INCOME FUNDS         OBJECTIVE                 ADVISER RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                         AVERAGE NET       (BASED ON          1996)
                                                         ASSETS)           AVERAGE NET
                                                                           ASSETS)
------------------------------------------------------------------------------------------------------------
  INDUSTRIAL           Current      INVESCO      INVESCO .60% of the first .25% of the first  $4,206,106,717
  INCOME FUND          Income       Funds Group, Trust   $350 million;     $200 million;
                                    Inc.         Company .55% of the next  .20% over
                                                         $350 million;     $200 million
                                                         .50% over
                                                         $700 million
------------------------------------------------------------------------------------------------------------
  UTILITIES PORTFOLIO  Capital      INVESCO      INVESCO .75% of the first .25% of the first    $152,742,377
                       Appreciation Funds Group, Trust   $350 million;     $200 million;
                       and Income   Inc.         Company .65% of the next  .20% over
                                                         $350 million;     $200 million
                                                         .55% over
                                                         $700 million
------------------------------------------------------------------------------------------------------------
  VIF-INDUSTRIAL       Current      INVESCO      INVESCO .75% of the first .375% of the first    $19,167,082
  INCOME PORTFOLIO     Income       Funds Group, Trust   $500 million;     $500 million;
                                    Inc.         Company .65% of the next  .325% of the next
                                                         $500 million;     $500 million;
                                                         .55% over         .275% over
                                                         $1 billion        $1 billion
------------------------------------------------------------------------------------------------------------
  VIF-UTILITIES        Capital      INVESCO      INVESCO .60% of the first .30% of the first      $1,295,949
  PORTFOLIO            Appreciation Funds Group, Trust   $500 million;     $500 million;
                       and Income   Inc.         Company .55% of the next  .275% of the next
                                                         $500 million;     $500 million;
                                                         .45% over         .225% over
                                                         $1 billion        $1 billion
------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISER WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
EQUITY INCOME FUNDS


------------------------------------------------------------------------------------------------
  EQUITY            1940 ACT  ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  INCOME FUNDS      OBJECTIVE            ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                                 AVERAGE NET    (BASED ON         1996)
                                                 ASSETS)        AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  AMERICAN          High      Investment INVESCO .75%           .50% of the first  $320,023,507
  SKANDIA TRUST --  Current   Management Trust                  $25 million;
  EQUITY INCOME     Income;   Inc.       Company                .45% of the next
  PORTFOLIO         Capital                                     $50 million;
                    Growth                                      .40% of the next
                    Secondary                                   $25 million;
                                                                .35% over
                                                                $100 million
------------------------------------------------------------------------------------------------

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS   1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                 OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE          OCTOBER 31,
                                              AVERAGE NET       (BASED ON         1996)
                                              ASSETS)           AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  ENERGY         Capital      INVESCO INVESCO .75% of the first .25% of the first  $236,169,412
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  ENVIRONMENTAL  Capital      INVESCO INVESCO .75% of the first .25% of the first   $26,793,694
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  FINANCIAL      Capital      INVESCO INVESCO .75% of the first .25% of the first  $542,687,937
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  GOLD           Capital      INVESCO INVESCO .75% of the first .25% of the first  $277,892,364
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  HEALTH         Capital      INVESCO INVESCO .75% of the first .25% of the first  $933,828,112
  SCIENCES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS     1940 ACT     ADVISER   SUB-      ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
                   OBJECTIVE              ADVISER   RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  LEISURE          Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $252,297,128
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  TECHNOLOGY       Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $789,610,651
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first    $4,225,087
  CAPITAL          Appreciation Funds     Trust     $500 million;     $500 million;
  GOODS FUND*                   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million;
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first   $51,218,075
  COMMUNICATIONS   Appreciation Funds     Trust     $500 million;     $500 million;
  FUND             and Income   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  REAL ESTATE      Capital      INVESCO   INVESCO   .90%              .35% of the first    $15,293,490
  PORTFOLIO        Appreciation Services, Realty                      $100 million;
                   and Income   Inc.      Advisers,                   .25% over
                                          Inc.                        $100 million
-------------------------------------------------------------------------------------------------------
  GLOBAL HEALTH    Capital      INVESCO   None      1.0%              N/A                 $455,821,034
  SCIENCES FUND**  Appreciation Trust
                                Company,
                                Inc.

  * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
 ** Closed-end Fund

                                                                PRELIMINARY COPY

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                           INVESCO ENERGY PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Energy Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.



------------------------------------------------------------------------------
Signature                     Signature                 Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                       INVESCO STRATEGIC PORTFOLIOS, INC.
                    INVESCO ENVIRONMENTAL SERVICES PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Environmental Services Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


________________________________________________________________________________
Signature                     Signature                              Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                       INVESCO STRATEGIC PORTFOLIOS, INC.
                      INVESCO FINANCIAL SERVICES PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Financial Services Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                     Signature                             Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                       INVESCO STRATEGIC PORTFOLIOS, INC.
                             INVESCO GOLD PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Gold Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company ("ITC"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                      For [_]   Against [_]  Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


________________________________________________________________________________
Signature                     Signature                            Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                             PRELIMINARY COPY

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                       INVESCO HEALTH SCIENCES PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Health Sciences Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

     3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                    For [ ]   Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.



------------------------------------------------------------------------------
Signature                     Signature                 Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                           INVESCO LEISURE PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Leisure Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

     3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


________________________________________________________________________________
Signature                       Signature                     Date
                                (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                         INVESCO TECHNOLOGY PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Technology Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

2.    Proposal to elect eleven directors of the Company.

                               Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                               Vote on Proposal
                       For [_]  Against [_]  Abstain [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                     Signature                 Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                PRELIMINARY COPY

         TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                          INVESCO UTILITIES PORTFOLIO

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Utilities Portfolio of the INVESCO Strategic Portfolios, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO
     Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

2.   Proposal to elect eleven directors of the Company.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending October 31, 1997.

                                Vote on Proposal
                      For [ ]   Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


________________________________________________________________________________
Signature                       Signature                   Date
                                (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.